Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Capital Automotive LLC

8484 Westpark Drive, Suite 200

McLean, Virginia 22102

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Capital Automotive LLC (the “Company”), Goldman Sachs & Co. LLC, Credit Suisse Securities (USA) LLC and Barclays Capital Inc. (collectively, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of mortgaged properties and related tenant leases in connection with the proposed offering of CARS MTI-1 L.P., CARS MTI-2 L.L.C., CARS MTI-3 L.L.C., CARS MTI-4 L.P., CARS MTI-5 L.P. and CARS MTI-7 L.L.C., Net-Lease Mortgage Notes, Series 2020-1.

The Company is responsible for the information provided to us, including the information set forth on the Statistical Data File (as defined below). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 25, 2020, representatives of the Company provided us with a computer-generated data file and related record layout (the “Statistical Data File”) containing data, as represented to us by the Company, as of the close of business July 31, 2020, with respect to 44 mortgaged properties (the “Mortgage Properties”) and the related tenant leases (the “Tenant Leases”). The Mortgage Properties consisted of (i) 32 previously securitized Mortgaged Properties (the “Initial Mortgaged Properties”) and the related tenant leases associated with each Initial Mortgaged Property (the “Initial Leases”) and (ii) 12 subsequent Mortgaged Properties (the “Subsequent Mortgaged Properties”) and the related tenant leases associated with each Subsequent Mortgaged Property (the “Subsequent Leases”).

File Review Procedures of Initial Mortgaged Properties:

For each of the Initial Mortgaged Properties, we performed certain comparisons and recomputations of the initial mortgaged property characteristics (the “Initial Mortgaged Property Characteristics”) set forth on the Statistical Data File and indicated below.

Initial Mortgaged Property Characteristics

1. Property name 2. Property street address 3. Property city 4. Property state 5. Property zip code 6. Appraised value	7. Property county 8. Brand/usage 9. Building area (sq.ft.) 10. Land area (acreage) 11. Metropolitan Statistical Area (“MSA”) 12. Dealer group FCCR

Member of

Deloitte Touche Tohmatsu Limited

We compared Initial Mortgaged Property Characteristics 1. through 10. to the corresponding information set forth on or derived from the “Appraisal Report.”

We compared Initial Mortgaged Property Characteristic 11. to the corresponding information set forth on or derived from the “US Census Bureau Website” at http://www.census.gov/geo/.

We compared Mortgaged Property Characteristic 12. to the corresponding information set forth on or derived from supporting documentation, including, but not limited to, schedules, worksheets and audited or unaudited/audited financial information provided to us by representatives of the Company (collectively, the “Financial Documentation”).

File Review Procedures of Initial Leases:

For each of the Initial Leases, we performed certain comparisons and recomputations of the initial lease characteristics (the “Initial Lease Characteristics”) set forth on the Statistical Data File and indicated below.

Initial Lease Characteristics

  1. Tenant name

  2. Lease start date

  3. Lease expiration date

  4. Purchase option indicator (yes/no)

  5. Purchase option date (if applicable)

  6. Purchase option terms (if applicable)

  7. Remaining renewal options

  8. Floating rate indicator (yes/no)

  9. One-month LIBOR Threshold#

10. Master lease indicator (yes/no)

11. If Master Lease/Properties included (if applicable)

12. Original initial lease term

13. Increase type

14. % of CPI

15. Minimum increase percentage

16. Maximum increase percentage

17. Increase frequency

18. Right of first offer indicator (yes/no)

19. Right of first negotiation (yes/no)

20. Right of first refusal indicator (yes/no)

21. Guarantors

# For floating rate leases only

We compared Initial Lease Characteristics 1. through 21. to the corresponding information set forth on or derived from (i) a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business February 15, 2016, with respect to 41 mortgaged properties and the related tenant leases related to CARS Net-Lease Mortgage Notes, Series 2016-1 (the “2016-1 Transaction Data File”) or (ii) lease agreement or any amendments thereto (collectively, the “Lease Agreement”).

File Review Procedures of the Subsequent Mortgaged Properties:

For each of the Subsequent Mortgaged Properties, we performed certain comparisons and recomputations of the subsequent mortgaged property characteristics (the “Mortgaged Property Characteristics”) set forth on or derived from the Statistical Data File and indicated below.

Mortgaged Property Characteristics

1. Property name 2. Property street address 3. Property city 4. Property state 5. Property zip code 6. Property county	7. Brand/usage 8. Building area (sq.ft.) 9. Land area (acreage) 10. Appraised value 11. MSA 12. Dealer group FCCR

We compared Subsequent Mortgaged Property Characteristics 1. through 10. to the corresponding information set forth on or derived from the Appraisal Report.

We compared Subsequent Mortgaged Property Characteristic 11. to the corresponding information set forth on or derived from the “US Census Bureau Website.”

We compared Subsequent Mortgaged Property Characteristic 12. to the corresponding information set forth on or derived from the Financial Documentation.

File Review Procedures of Subsequent Leases:

For each of the Subsequent Leases, we performed certain comparisons and recomputations of the subsequent lease characteristics (the “Subsequent Lease Characteristics”) set forth on the Statistical Data File and indicated below.

Lease Characteristics

  1. Tenant name

  2. Lease start date

  3. Lease expiration date

  4. Purchase option indicator (yes/no)

  5. Purchase option date (if applicable)

  6. Purchase option terms (if applicable)

  7. Remaining renewal options

  8. Floating rate indicator (yes/no)

  9. One-month LIBOR Threshold#

10. Master lease indicator (yes/no)

11. If Master Lease/Properties included (if applicable)

12. Original initial lease term

13. Increase type

14. % of CPI

15. Minimum increase percentage

16. Maximum increase percentage

17. Increase frequency

18. Right of first offer indicator (yes/no)

19. Right of first negotiation (yes/no)

20. Right of first refusal indicator (yes/no)

21. Guarantors

22. Next adjustment date

23. Last adjustment date

24. Current annual rent/income

25. Floating rate portion of current annual rent/income#

26. Dealer group

27. Remaining lease term

# For floating rate leases only

We compared Subsequent Lease Characteristics 1. through 25. to the corresponding information set forth on or derived from the Lease Agreement. Further, at your instruction, with respect to Characteristic 24., differences of $10.00 or less are deemed to be “in agreement” for purposes of our comparison.

We compared Subsequent Lease Characteristic 26. to a query, provided to us by the Company on March 17, 2020, from the Company’s asset management system (the “Dealer Group Query”).

With respect to Subsequent Lease Characteristic 27., we recomputed the remaining lease term as the quotient of (i) the number of days between July 31, 2020 and the lease expiration date, as set forth on the Lease Agreement, and (ii) 365. We compared such recomputed remaining lease term (rounded to the nearest second decimal) to the remaining lease term set forth on the Statistical Data File.

The mortgage property and lease documents indicated above, and any other related documents provided in support of the mortgage property and lease characteristics indicated above were provided to us by the Company and are collectively referred to hereinafter as the “Source Documents”. We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments and reflect the current prevailing terms with respect to the corresponding Mortgaged Properties and Tenant Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Initial Mortgaged Property Characteristics, Initial Lease Characteristics, Subsequent Mortgaged Property Characteristics and Subsequent Lease Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgaged properties and related tenant leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Mortgaged Properties and Tenant Leases or (iii) reasonableness of any of the aforementioned information, assumptions or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 28, 2020